UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424	(973) 890-7220
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The Mergers

On January 12, 2021, Cantel Medical Corp., a Delaware corporation (the “Company” or “Cantel”), STERIS plc, a company incorporated under the laws of Ireland (“STERIS”), Solar New US Holding Co, LLC, a Delaware limited liability company and a wholly owned subsidiary of STERIS (“US Holdco”) and Crystal Merger Sub 1, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco (“Crystal Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The transaction will occur through multiple steps. First, the Company will form a direct and wholly owned subsidiary to be incorporated as a Delaware corporation (“Canyon Newco”) and a direct, wholly owned subsidiary of Canyon Newco to be incorporated as a Delaware corporation (“Canyon Merger Sub”). The Company will engage in a holding company merger in which Canyon Merger Sub will be merged with and into the Company, with the Company being the surviving entity (the “Pre-Closing Merger”), and the shares of Company common stock will be converted into shares of Canyon Newco common stock. Second, immediately following the Pre-Closing Merger, the Company will be converted into a limited liability company (the “Pre-Closing Conversion”). Third, immediately following the Pre-Closing Merger and the Pre-Closing Conversion, Crystal Merger Sub will merge with and into Canyon Newco, with Canyon Newco being the surviving entity (the “First Merger”). Fourth, immediately following the First Merger, Canyon Newco will merge with and into US Holdco, with US Holdco being the surviving entity (the “Second Merger” and, together with the First Merger, the “Parent Mergers,” and, the Pre-Closing Merger and the Parent Mergers, collectively, the “Mergers”).

The Merger Agreement provides that, upon completion of the First Merger, each share of Canyon Newco common stock issued and outstanding immediately prior to the First Merger (other than dissenting shares and common stock of Canyon Newco owned by any Company Subsidiary, STERIS, US Holdco, or Crystal Merger Sub to be cancelled in accordance with the Merger Agreement) will be converted into the right to receive: (1) $16.93 in cash; and (2) 0.33787 STERIS ordinary shares (the “Merger Consideration”).

Treatment of Company RSU Awards

Each Company restricted stock unit held by a non-employee director will be converted into the right to receive the Merger Consideration. Each Company restricted stock unit held by a Company employee will be converted into a STERIS restricted stock unit award based on an equity award exchange ratio. Each Company performance stock unit will be converted into a STERIS restricted stock unit award based on an equity award exchange ratio, with the number of shares covered by the Company performance stock unit based on target performance. The converted STERIS restricted stock units will vest in equal installments on the number of grant date anniversaries remaining through the third anniversary of the grant date.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by the parties thereto. Cantel has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of an unsolicited offer or proposal that may result in a “superior proposal” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal, and furnish nonpublic information in connection with such an offer or proposal. Subject to the terms of the Merger Agreement, the Board is also permitted to change its recommendation in response to a “superior proposal” or an “intervening event” (as defined in the Merger Agreement). The Merger Agreement also requires the parties thereto to undertake certain efforts to obtain the required regulatory approvals for the transaction, subject to certain limitations.

Closing Conditions

Each of Cantel’s and STERIS’s obligations to consummate the Mergers is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval of Cantel’s stockholders of the adoption of the Merger Agreement; (ii) effectiveness of the registration statement on Form S-4 registering the STERIS shares to be issued in the First Merger; (iii) expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and other foreign regulatory approvals; (iv) the shares of STERIS to be issued in the First Merger being approved for listing on the New York Stock Exchange; (v) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement; (vi) absence of specified adverse laws or orders; (vii) material compliance by the other party with its covenants; and (viii) no “material adverse effect” (as defined in the Merger Agreement) having occurred with respect to the other party since the signing of the Merger Agreement.

Termination and Termination Fees

The Merger Agreement contains certain customary termination rights, including, among others, the following: (a) the right of either STERIS or Cantel to terminate the Merger Agreement if Cantel’s stockholders fail to adopt the Merger Agreement at the Company special meeting; (b) the right of Cantel to terminate the Merger Agreement in order to enter into a definitive agreement providing for a “superior proposal”; (c) the right of STERIS to terminate the Merger Agreement if (i) the Board changes its recommendation with respect to the transaction, (ii) a competing tender or exchange offer has been commenced and Cantel has not communicated to its stockholders a statement recommending rejection of the competing proposal within 10 business days, or (iii) Cantel has committed a material uncured breach of the covenants relating to non-solicitation, the Company special meeting or the registration statement on Form S-4 and the Proxy Statement/Prospectus; (d) the right of either STERIS or Cantel to terminate the Merger Agreement if the First Merger has not occurred by October 12, 2021 (the “Outside Date”), subject to certain conditions, provided that the Outside Date may be extended by up to two three-month periods in certain circumstances; and (e) the right of either STERIS or Cantel to terminate the Merger Agreement due to a breach by the other party of any of its representations, warranties or covenants that would result in the closing conditions not being satisfied, subject to certain conditions.

Cantel must pay a termination fee of $127,400,000 (the “Termination Fee”) (a) if the Merger Agreement is terminated by either Cantel or STERIS because Cantel stockholder approval is not obtained, (b) if a competing proposal has been publicly disclosed and not publicly withdrawn prior to the date of the Company Special Meeting, and (c) within 12 months of such termination of the Merger Agreement, either (i) a competing proposal is consummated or (ii) Cantel enters into a definitive agreement providing for a competing proposal. Cantel must also pay the Termination Fee if the Merger Agreement is terminated as described in clauses (b) and (c) of the preceding paragraph.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01	Other Events

In addition, Charles M. Diker, Chairman of the Board of Directors of the Company (the “Board”), Mark N. Diker, a member of the Board and Diker Management, LLC entered into a voting agreement with STERIS in their capacities as stockholders of the Company, pursuant to which they agreed to, among other things, vote all of their shares of the Company’s common stock in favor of the adoption of the Merger Agreement and take other actions in furtherance of the Mergers.

The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, STERIS or their respective subsidiaries and affiliates. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, and (a) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (b) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (c) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or STERIS. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or STERIS.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between STERIS and Cantel, STERIS will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Cantel that also constitutes a prospectus of STERIS. The definitive proxy statement/prospectus will be delivered to shareholders of Cantel. INVESTORS AND SECURITY HOLDERS OF STERIS AND CANTEL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by STERIS and Cantel through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by STERIS will be available free of charge on STERIS’s internet website at www.STERIS.com or by contacting STERIS’s Investor Relations Department at (440) 392-7245. Copies of the documents filed with the SEC by Cantel will be available free of charge on Cantel’s internet website at www.cantelmedical.com or by contacting Cantel’s Investor Relations Department at (763) 553-3341.

Participants in the Merger Solicitation

STERIS, Cantel, their respective directors and certain of their respective executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Cantel shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Cantel is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on November 18, 2020 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of STERIS is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 5, 2020 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, for which we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition of Cantel by STERIS, including future financial and operating results, Cantel’s or STERIS’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts. Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “enable,” and “opportunity” and variations of such words and similar expressions generally identify forward-looking statements. Risks and uncertainties associated with these forward-looking statements include the potential that we may not be able to consummate the transaction, or that the expected benefits and opportunities of the transaction may not be realized or may take longer to realize than expected, or that required regulatory approvals may not be obtained as quickly as expected, or at all. There are also risks and uncertainties related to the subsequent integration of the companies; the ability to recognize the anticipated synergies and benefits of the acquisition; restructuring in connection with, and successful closing of, the transaction; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Cantel shareholder approval; the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all; the failure of the transaction to close for any other reason; risks relating to the value of the STERIS shares to be issued in the transaction; access to available financing (including financing for the transaction) on a timely basis and on reasonable terms; the impact of competitive products and pricing; the impact of the COVID-19 pandemic on our operations and financial results; general economic conditions; and technological and market changes in our industry. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Some of the factors which could cause results to differ from those expressed in any forward-looking statement are set forth in our most recent Annual Report on Form 10-K, which we may update in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This cautionary statement is applicable to all forward-looking statements contained in this communication.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 12, 2021, by and among STERIS plc, Solar New US Holding Co, LLC, Crystal Merger Sub 1, LLC and Cantel Medical Corp.*

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ George L. Fotiades
George L. Fotiades
Chief Executive Officer

January 12, 2021